EXHIBIT D


                         NOTICE OF WITHDRAWAL OF TENDER


                               Regarding Units of


                         ROBECO-SAGE TRITON FUND, L.L.C.


                   Tendered Pursuant to the Offer to Purchase

                              Dated August 31, 2007




--------------------------------------------------------------------------------


                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

             AT 12:00 MIDNIGHT, EASTERN TIME, ON SEPTEMBER 28, 2007,
                     AND THIS NOTICE OF WITHDRAWAL MUST BE

             RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME,
              ON SEPTEMBER 28, 2007, UNLESS THE OFFER IS EXTENDED.


--------------------------------------------------------------------------------


          COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN OR DELIVER TO:

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                Attn: Jason O'Connor, Tender Offer Administrator


                           For additional information:


                              Phone: (610) 676-1581

                               Fax: (484) 676-1581

Robeco-Sage Triton Fund, L.L.C.


Ladies and Gentlemen:

         The undersigned wishes to withdraw the tender of its units of limited liability company interests ("Units") in Robeco-Sage Triton Fund, L.L.C. (the "Fund"), or the tender of a portion of such Units, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated
___________________ .

This tender was in the amount of:

         [ ]  All Units.

         [ ] Portion of Units expressed as a specific dollar value. (A minimum value greater than: $250,000, or such other amount as is determined by the Board of Managers must be maintained in the Fund (the "Required Minimum Balance").)

              $_______________

         [ ] Portion of Units. (Must have a value greater than: $250,000, or such other amount as is determined by the Board of Managers.)

         [ ]  Number of Units: _______________

         [ ]  All Units in excess of the Required Minimum Balance.

         The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Units of the Fund (or portion of the Units) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

Robeco-Sage Triton Fund, L.L.C.


SIGNATURE(S).

FOR INDIVIDUAL INVESTORS                                FOR OTHER INVESTORS:
------------------------                                --------------------
AND JOINT TENANTS:
------------------



------------------------------------                    ------------------------------------

Signature                                               Print Name of Investor

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

 ON INVESTOR CERTIFICATION)



------------------------------------                    ------------------------------------

Print Name of Investor                                   Signature

                                                        (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

                                                         ON INVESTOR CERTIFICATION)



------------------------------------                     ------------------------------------

Joint Tenant Signature if necessary                      Print Name of Signatory and Title

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

 ON INVESTOR CERTIFICATION)



------------------------------------                    ------------------------------------

Print Name of Joint Tenant                              Co-signatory if necessary

                                                        (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

                                                         ON INVESTOR CERTIFICATION)



                                                        ------------------------------------

                                                        Print Name and Title of Co-signatory



Date:
         ---------------------------


                                       3